UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2014

 Array BioPharma Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-16633	84-1460811
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

(303) 381-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., unless the context otherwise provides.

Item 2.02    Results of Operations and Financial Condition.

On February 4, 2014, Array BioPharma Inc. issued a press release reporting results for the second quarter of fiscal year ending June 30, 2014, the full text of which is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01    Other Events.

Array also reported in the press release it issued on February 4, 2014, that we are initiating a new Phase 2 trial of ARRY-797 in patients with LMNA-related dilated cardiomyopathy (DCM). LMNA-related DCM is a serious, genetic cardiovascular disease. By age 45 patients with LMNA-related DCM have an event free survival of only 31% despite conventional heart failure therapies (events defined as cardiovascular death, transplant or major cardiac event). In vivo studies of ARRY-797 in models of LMNA-related DCM demonstrated significant improvements in heart function, reversal of cardiac remodeling, general well-being and survival.  Under a physician-sponsored, single-patient IND, a patient has been receiving ARRY-797 for nearly one year. The patient has had echocardiographic improvements and the drug has been well-tolerated. Based on these encouraging data and discussions with the Food and Drug Administration (FDA), Array is initiating a 12-patient Phase 2 study to explore the effectiveness and safety of ARRY-797 in patients with LMNA-related DCM. The primary endpoint is the change from baseline in a 6-minute walk test at 12 weeks.  Other endpoints include left and right ventricular function, safety and pharmacokinetics. We anticipate having preliminary results from this study by the end of 2014.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated February 4, 2014 entitled “Array BioPharma Reports Financial Results for the Second Quarter of Fiscal 2014”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2014	Array BioPharma Inc.

	By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 4, 2014 entitled “Array BioPharma Reports Financial Results for the Second Quarter of Fiscal 2014”